Exhibit 99.2

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
PROFITABILITY
Net income	$985	$865	$821	$844	$902
Net interest income	2,117	2,241	2,005	2,009	1,963
Noninterest income	1,725	1,602	1,285	1,184	1,335
Noninterest expense	2,211	2,278	1,925	1,828	1,839

Diluted earnings per common share	0.98	0.85	0.92	0.95	1.01

Diluted weighted average number of common shares outstanding(1)	1,003,460	1,011,395	888,495	887,250	888,789
Net interest margin	2.75%	2.88%	2.73%	2.77%	2.83%
Dividends declared per common share	$0.50	$0.49	$0.48	$0.47	$0.46
Book value per common share(2)	27.45	27.95	25.92	25.62	24.98
Return on average assets	1.14%	0.99%	1.00%	1.05%	1.17%
Return on average common equity	14.18	12.49	14.66	15.33	16.63
Efficiency ratio(3)	57.54	59.27	58.52	57.24	55.77

ASSET QUALITY
Nonperforming assets/total assets(4)(5)	0.59%	0.57%	0.52%	0.53%	0.57%
Allowance as a percentage of total loans held in portfolio(5)	0.68	0.74	0.58	0.58	0.60
Provision for loan and lease losses	$82	$217	$52	$31	$16
Net charge-offs	105	137	31	39	37

CAPITAL ADEQUACY(5)
Capital Ratios at WMI-consolidated level:
Tangible equity(6) to total tangible assets(6)	5.85%	5.72%	5.09%	5.13%	5.03%
Estimated total risk-based capital to total risk-weighted assets(7)	10.94	10.90	10.71	11.10	11.21
Capital Ratios at WMB-bank only level
(well-capitalized minimum)(8):
Tier 1 capital to adjusted total assets (5.00%)	6.86	6.56	5.85	5.74	5.69
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	9.12	8.61	8.47	8.38	8.40
Total risk-based capital to total risk-weighted assets (10.00%)	11.97	11.62	11.48	11.51	11.68

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$232,505	$227,568	$213,016	$213,638	$207,320
Total interest-earning assets	307,825	314,531	296,568	290,876	277,080
Total assets	344,562	349,931	327,292	320,845	308,172
Total deposits	191,034	196,799	188,320	183,521	175,185
Total stockholders' equity	27,798	27,708	22,412	22,014	21,680
Period-end balance sheet:
Total loans held in portfolio, net of allowance for loan
and lease losses	238,362	227,937	216,930	211,494	212,834
Total assets	348,667	343,839	333,622	323,533	319,696
Total deposits	200,002	193,167	190,412	184,317	183,631
Total stockholders' equity	26,156	27,616	22,596	22,350	21,767
Common shares outstanding at the end of period(1)(9)	958,819	993,914	877,651	878,384	877,287
Employees at end of period	60,381	60,798	56,214	54,377	52,488

(1)	Number of shares in thousands.
(2)	Excludes six million shares held in escrow in all periods reported.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)	As of period end.
(6)
Includes MSR, but excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, all of which are applied to both the numerator and the denominator. Calculation of ratio at March 31, 2006 includes minority interests of $1.97 billion in the numerator.

(7)	Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.
(8)	Capital ratios for Washington Mutual Bank ("WMB") at March 31, 2006 are preliminary.
(9)	Includes six million shares held in escrow in all periods reported.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Interest Income
Loans held for sale	$466	$676	$665	$580	$472
Loans held in portfolio	3,576	3,431	2,947	2,833	2,615
Available-for-sale securities	322	303	238	234	224
Trading assets	198	185	114	91	79
Other interest and dividend income	95	73	65	51	43
Total interest income	4,657	4,668	4,029	3,789	3,433
Interest Expense
Deposits	1,221	1,184	996	852	696
Borrowings	1,319	1,243	1,028	928	774
Total interest expense	2,540	2,427	2,024	1,780	1,470
Net interest income	2,117	2,241	2,005	2,009	1,963
Provision for loan and lease losses	82	217	52	31	16
Net interest income after provision for loan and lease losses	2,035	2,024	1,953	1,978	1,947
Noninterest Income
Revenue from sales and servicing of home mortgage loans	263	418	710	114	775
Revenue from sales and servicing of consumer loans	431	409	2	2	1
Depositor and other retail banking fees	578	586	578	540	490
Credit card fees	138	139	-	-	-
Securities fees and commissions	119	114	111	112	110
Insurance income	33	37	42	47	46
Trading assets income (loss)	(68)	(273)	(171)	285	(98)
Gain (loss) from other available-for-sale securities	(7)	46	(32)	25	(122)
Other income	238	126	45	59	133
Total noninterest income	1,725	1,602	1,285	1,184	1,335
Noninterest Expense
Compensation and benefits(1)	1,044	1,037	939	886	876
Occupancy and equipment	392	399	372	350	402
Telecommunications and outsourced information services	135	139	108	100	104
Depositor and other retail banking losses	56	60	61	49	55
Advertising and promotion	96	114	81	77	55
Professional fees	36	63	48	38	34
Other expense	452	466	316	328	313
Total noninterest expense	2,211	2,278	1,925	1,828	1,839
Income before income taxes	1,549	1,348	1,313	1,334	1,443
Income taxes	564	483	492	490	541
Net Income	$985	$865	$821	$844	$902

Earnings Per Common Share:
Basic	$1.01	$0.88	$0.95	$0.98	$1.04
Diluted	0.98	0.85	0.92	0.95	1.01

Dividends declared per common share	0.50	0.49	0.48	0.47	0.46
Basic weighted average number of common shares outstanding (in thousands)	973,614	980,084	866,541	865,221	864,933
Diluted weighted average number of common shares outstanding (in thousands)	1,003,460	1,011,395	888,495	887,250	888,789

(1)
As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of  this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions, except per share data)
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Assets
Cash and cash equivalents	$5,868	$6,214	$4,924	$4,614	$4,811
Federal funds sold and securities purchased under agreements to resell	3,995	2,137	3,194	625	1,152
Trading assets	9,958	10,999	7,351	5,687	6,066
Available-for-sale securities, total amortized cost of $27,424, $24,810,
$20,757, $18,999 and $20,569:
Mortgage-backed securities	21,388	20,648	17,161	14,396	15,947
Investment securities	5,586	4,011	3,603	4,852	4,756
Loans held for sale	25,020	33,582	48,018	51,122	41,197
Loans held in portfolio	240,004	229,632	218,194	212,737	214,114
Allowance for loan and lease losses	(1,642)	(1,695)	(1,264)	(1,243)	(1,280)
Total loans held in portfolio, net of allowance for loan and lease losses	238,362	227,937	216,930	211,494	212,834
Investment in Federal Home Loan Banks	4,200	4,257	4,228	4,194	3,973
Mortgage servicing rights	8,736	8,041	7,042	5,730	6,802
Goodwill	8,298	8,298	6,196	6,196	6,196
Other assets	17,256	17,715	14,975	14,623	15,962
Total assets	$348,667	$343,839	$333,622	$323,533	$319,696
Liabilities
Deposits:
Noninterest-bearing deposits	$36,531	$34,014	$36,850	$35,518	$34,941
Interest-bearing deposits	163,471	159,153	153,562	148,799	148,690
Total deposits	200,002	193,167	190,412	184,317	183,631
Federal funds purchased and commercial paper	6,841	7,081	7,229	5,864	2,053
Securities sold under agreements to repurchase	15,471	15,532	14,508	14,089	16,716
Advances from Federal Home Loan Banks	65,283	68,771	69,405	71,534	66,730
Other borrowings	24,872	23,777	23,994	20,752	21,938
Other liabilities	8,069	7,880	5,463	4,614	6,848
Minority interests(1)	1,973	15	15	13	13
Total liabilities	322,511	316,223	311,026	301,183	297,929
Stockholders' equity	26,156	27,616	22,596	22,350	21,767
Total liabilities and stockholders' equity	$348,667	$343,839	$333,622	$323,533	$319,696

(1)	Includes the issuance of perpetual non-cumulative preferred securities by Washington Mutual Preferred Funding, LLC, an indirect subsidiary of Washington Mutual, Inc.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Stockholders' Equity Rollforward
Balance, beginning of period	$27,616	$22,596	$22,350	$21,767	$21,226
Net income	985	865	821	844	902
Cumulative effect of a change in accounting principle, net of income taxes(1)	29	-	-	-	-
Other comprehensive (loss) income, net of income taxes	(213)	(91)	(158)	98	(8)
Cash dividends declared on common stock	(499)	(480)	(419)	(409)	(402)
Common stock repurchased and retired	(2,108)	(723)	(98)	-	(100)
Common stock issued for acquisition	-	5,030	-	-	-
Common stock issued	346	419	100	50	149
Balance, end of period	$26,156	$27,616	$22,596	$22,350	$21,767

(1)
As of January 1, 2006, the Company prospectively applied Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets ("Statement"). This Statement amends Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and permits an entity to choose either to continue the current practice of amortizing servicing assets and assess such assets for impairment, or to report servicing assets at fair value. The Company has elected to report all classes of servicing assets at fair value. This Statement also permits the transfer of available-for-sale securities being utilized as MSR risk management instruments to trading securities. The cumulative effects, net of income taxes, applied to January 1, 2006 retained earnings was an increase of $35 million from the MSR fair value election and a decrease of $6 million from the transfer of AFS securities, designated as MSR risk management instruments, to the trading portfolio.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,523	$1,457	$1,417	$1,458	$1,401
Provision for loan and lease losses	50	42	47	40	37
Noninterest income	741	756	716	684	638
Inter-segment revenue	14	8	12	11	12
Noninterest expense	1,160	1,175	1,131	1,090	1,058
Income before income taxes	1,068	1,004	967	1,023	956
Income taxes	408	376	367	387	361
Net income	$660	$628	$600	$636	$595
Performance and other data:
Efficiency ratio(1)	50.91%	52.94%	52.75%	50.62%	51.59%
Average loans	$189,142	$183,780	$179,361	$181,396	$177,635
Average assets	202,235	196,872	191,929	194,029	190,496
Average deposits:
Checking deposits:
Noninterest bearing	20,346	19,953	19,350	18,868	17,588
Interest bearing	40,343	43,192	45,186	47,531	49,777
Total checking deposits	60,689	63,145	64,536	66,399	67,365
Savings and money market deposits	37,433	36,594	35,517	34,875	36,100
Time deposits	40,940	40,473	38,688	34,265	29,517
Average total deposits	139,062	140,212	138,741	135,539	132,982
Loan volume	7,255	11,563	11,191	11,704	12,493
Employees at end of period	30,336	30,532	30,123	29,046	27,699
CARD SERVICES GROUP (managed basis presentation)
Condensed income statement(2):
Net interest income	$614	$637
Provision for loan and lease losses	330	454
Noninterest income	345	352
Noninterest expense	289	268
Income before income taxes	340	267
Income taxes	130	101
Net income	$210	$166
Performance and other data:
Efficiency ratio (1)	30.15%	27.08%
Average loans	$20,086	$19,472
Average assets	22,764	22,198
Employees at end of period	2,871	3,124
COMMERCIAL GROUP(3)
Condensed income statement:
Net interest income	$198	$222	$222	$218	$229
Provision for loan and lease losses	1	1	1	1	1
Noninterest income	13	109	8	3	75
Noninterest expense	68	66	63	57	54
Income before income taxes	142	264	166	163	249
Income taxes	54	100	62	61	94
Net income	$88	$164	$104	$102	$155
Performance and other data:
Efficiency ratio(1)	32.37%	19.85%	27.44%	25.84%	17.83%
Average loans	$31,011	$30,950	$30,455	$29,597	$29,563
Average assets	33,833	34,443	33,854	33,078	32,726
Average deposits	2,263	2,428	2,485	2,462	2,998
Loan volume	2,769	2,932	3,003	2,864	2,433
Employees at end of period	1,351	1,334	1,272	1,284	1,268
HOME LOANS GROUP(3)
Condensed income statement:
Net interest income	$268	$415	$480	$449	$396
Provision for loan and lease losses	1	1	1	-	1
Noninterest income	408	324	659	668	747
Inter-segment expense	14	8	12	11	12
Noninterest expense	599	656	640	637	611
Income before income taxes	62	74	486	469	519
Income taxes	24	29	183	177	196
Net income	$38	$45	$303	$292	$323
Performance and other data:
Efficiency ratio(1)	90.47%	89.69%	56.76%	57.58%	53.95%
Average loans	$34,586	$51,073	$53,424	$48,040	$38,903
Average assets	64,198	78,438	75,213	69,005	61,038
Average deposits	16,530	19,134	21,563	19,119	17,408
Loan volume	44,998	48,701	56,471	53,030	44,495
Employees at end of period	16,017	16,171	15,669	15,055	14,815

(This table is continued on "WM-6".)

(1)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2)
Operating results for the Card Services Group are presented on a managed basis as the Company treats securitized and sold credit card receivables as if they were still on the balance sheet in evaluating the overall performance of this operating segment. A managed basis presentation excludes the impact of securitizations, including their effect on income, the provision for credit losses and average loans and assets. Securitization adjustments to arrive at the reported GAAP results are eliminated within Reconciling Adjustments.

(3)
Effective January 1, 2006, the Company reorganized its single family residential mortgage lending operations. This reorganization combined the Company's subprime mortgage origination business, Long Beach Mortgage Company, as well as its Mortgage Banker Finance lending operations with the Home Loans Group. Previously these operations were reported within the Commercial Group. Prior periods have been recast to reflect this change in organization.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
(This table is continued from "WM-5".)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(173)	$(196)	$(229)	$(230)	$(176)
Noninterest income (expense)	173	29	(48)	(36)	(63)
Noninterest expense	95	113	91	44	116
Loss before income taxes	(95)	(280)	(368)	(310)	(355)
Income tax benefit	(52)	(111)	(150)	(126)	(144)
Net loss	$(43)	$(169)	$(218)	$(184)	$(211)
Performance and other data:
Average loans	$1,142	$1,126	$1,073	$1,030	$1,082
Average assets	33,452	28,963	28,023	26,498	25,713
Average deposits	33,179	35,025	25,531	26,401	21,797
Loan volume	24	96	67	20	94
Employees at end of period	9,806	9,637	9,150	8,992	8,706

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(3)	$119	$115	$115	$114	$113
Provision (reversal of reserve) for loan and lease losses(4)	(75)	(22)	3	(10)	(23)
Noninterest income (expense)(5)	(162)	(118)	(50)	(135)	(62)
Securitization adjustments:(2)
Net interest income	(432)	(409)	-	-	-
Provision (reversal of reserve) for loan and lease losses	(225)	(259)	-	-	-
Noninterest income (expense)	207	150	-	-	-
Income (loss) before income taxes	32	19	62	(11)	74
Income taxes (benefit)(6)	-	(12)	30	(9)	34
Net income (loss)	$32	$31	$32	$(2)	$40
Performance and other data:
Average loans(7)	$(1,534)	$(1,516)	$(1,550)	$(1,541)	$(1,556)
Average assets(7)(8)	(1,701)	(1,716)	(1,727)	(1,765)	(1,801)
Securitization adjustments:(2)
Average loans	(12,107)	(11,011)	-	-	-
Average assets	(10,219)	(9,267)	-	-	-

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,117	$2,241	$2,005	$2,009	$1,963
Provision for loan and lease losses	82	217	52	31	16
Noninterest income	1,725	1,602	1,285	1,184	1,335
Noninterest expense	2,211	2,278	1,925	1,828	1,839
Income before income taxes	1,549	1,348	1,313	1,334	1,443
Income taxes	564	483	492	490	541
Net income	$985	$865	$821	$844	$902
Performance and other data:
Efficiency ratio(1)	57.54%	59.27%	58.52%	57.24%	55.77%
Average loans	$262,326	$273,874	$262,763	$258,522	$245,627
Average assets	344,562	349,931	327,292	320,845	308,172
Average deposits	191,034	196,799	188,320	183,521	175,185
Loan volume	55,046	63,292	70,732	67,618	59,515
Employees at end of period	60,381	60,798	56,214	54,377	52,488

(1)	See note 1 on preceding table.
(2)	See note 2 on preceding table.
(3)
Represents the difference between home loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(4)
Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

(5)
Represents the difference between gain from mortgage loans primarily recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company's Consolidated Statements of Income. A substantial amount of loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(6)	Represents the tax effect of reconciling adjustments.
(7)	Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized from the transfer of portfolio loans from the Home Loans Group.
(8)
Includes the impact to the allowance for loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology  used by the Company.

Quarter Ended
Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
2006	2005	2005	2005	2005
$(167)	$(200)	$(177)	$(224)	$(245)

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31, 2006			Dec. 31, 2005			Mar. 31, 2005
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under
agreements to resell	$3,754	4.62%	$43	$2,380	4.01%	$24	$1,354	2.55%	$9
Trading assets	11,692	6.80	198	10,330	7.13	185	5,713	5.54	79
Available-for-sale securities(1):
Mortgage-backed securities	20,144	5.29	266	19,135	5.25	252	15,487	4.45	173
Investment securities	4,845	4.62	56	4,316	4.75	51	4,627	4.44	51
Loans held for sale(2)	29,821	6.25	466	46,306	5.82	676	38,307	4.94	472
Loans held in portfolio(2):
Loans secured by real estate:
Home(3)	117,720	5.58	1,643	111,126	5.30	1,472	110,131	4.65	1,280
Specialty mortgage finance(4)	19,956	5.92	295	22,415	6.04	339	18,554	5.73	266
Total home loans	137,676	5.63	1,938	133,541	5.42	1,811	128,685	4.81	1,546
Home equity loans and lines of credit	51,331	6.97	884	50,464	6.55	832	44,679	5.44	601
Home construction(5)	2,059	6.34	33	2,008	6.35	32	2,242	5.77	32
Multi-family	25,758	5.92	382	25,312	5.77	365	22,667	5.08	288
Other real estate	5,157	6.84	88	4,953	7.38	92	5,425	6.71	91
Total loans secured by real estate	221,981	6.01	3,325	216,278	5.78	3,132	203,698	5.04	2,558
Consumer:
Credit card	7,808	10.74	206	8,259	11.96	249	-	-	-
Other	622	11.03	17	654	10.79	18	770	10.50	20
Commercial business	2,094	5.42	28	2,377	5.28	32	2,852	5.25	37
Total loans held in portfolio	232,505	6.18	3,576	227,568	6.02	3,431	207,320	5.06	2,615
Other(6)	5,064	4.17	52	4,496	4.28	49	4,272	3.21	34
Total interest-earning assets	307,825	6.07	4,657	314,531	5.92	4,668	277,080	4.97	3,433
Noninterest-earning assets:
Mortgage servicing rights	8,260			7,680			6,090
Goodwill	8,298			8,247			6,196
Other assets	20,179			19,473			18,806
Total assets	$344,562			$349,931			$308,172
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$40,436	2.29	228	$43,302	2.23	243	$49,917	1.63	201
Savings and money market deposits	44,816	2.38	263	43,831	2.09	231	41,997	1.42	147
Time deposits	73,182	4.02	730	74,300	3.77	710	50,725	2.77	348
Total interest-bearing deposits	158,434	3.11	1,221	161,433	2.90	1,184	142,639	1.97	696
Federal funds purchased and commercial paper	7,463	4.46	83	8,236	4.07	85	3,486	2.49	22
Securities sold under agreements to repurchase	15,280	4.46	170	15,330	4.09	160	16,621	2.65	110
Advances from Federal Home Loan Banks	66,995	4.46	746	70,113	4.06	726	66,591	2.82	469
Other	26,636	4.81	320	24,715	4.38	272	18,400	3.78	173
Total interest-bearing liabilities	274,808	3.72	2,540	279,827	3.42	2,427	247,737	2.39	1,470
Noninterest-bearing sources:
Noninterest-bearing deposits	32,600			35,366			32,546
Other liabilities	8,804			7,015			6,196
Minority interests	552			15			13
Stockholders' equity	27,798			27,708			21,680
Total liabilities and stockholders' equity	$344,562			$349,931			$308,172
Net interest spread and net interest income		2.35	$2,117		2.50	$2,241		2.58	$1,963
Impact of noninterest-bearing sources		0.40			0.38			0.25
Net interest margin		2.75			2.88			2.83

(1)	The average balance and yield are based on average amortized cost balances.
(2)	Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3)
For the three months ended March 31, 2006, December 31, 2005 and March 31, 2005, deferred interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $203 million, $140 million and $25 million.

(4)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)	Interest-earning assets in nonaccrual status (other than loans) and related income, if any, are included within this category.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	December 31, 2005	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to March 31, 2006	2006	2005	2005	2005	2005
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$1,626	$22,378	$20,752	$20,622	$19,093	$18,599
Interest bearing	(2,964)	39,289	42,253	44,294	46,031	48,988
Total checking deposits	(1,338)	61,667	63,005	64,916	65,124	67,587
Savings and money market deposits	1,533	38,197	36,664	35,579	34,514	35,184
Time deposits(1)	1,175	41,534	40,359	40,476	36,162	31,819
Total retail deposits	1,370	141,398	140,028	140,971	135,800	134,590
Commercial business deposits	3,100	14,559	11,459	9,758	9,648	8,447
Wholesale deposits	1,360	31,277	29,917	24,534	23,638	24,969
Custodial and escrow deposits(2)	1,005	12,768	11,763	15,149	15,231	15,625
Total deposits	$6,835	$200,002	$193,167	$190,412	$184,317	$183,631

(1)
Weighted average remaining maturity of time deposits was 10 months at March 31, 2006, 11 months at December 31, 2005, 12 months at September 30, 2005, 13 months at June 30, 2005 and 14 months at March 31, 2005.

(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Retail Deposit Accounts(1)
Checking	10,223,664	9,883,507	9,680,317	9,427,222	9,183,194
Money market and savings	5,929,653	5,694,102	5,560,060	5,395,091	5,250,907
Total transaction accounts, end of period(2)	16,153,317	15,577,609	15,240,377	14,822,313	14,434,101

Net checking account changes	340,157	203,190	253,095	244,028	202,134
Net total transaction account changes	575,708	337,232	418,064	388,212	342,367

(1)	The information provided in this table represents the number of accounts.
(2)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Mar. 31,	Dec. 31,		Sept. 30,	June 30,	Mar. 31,
	2006	2005		2005	2005	2005
Retail Banking Stores
Stores, beginning of period	2,140	2,051		1,997	1,968	1,939
Net stores opened during the quarter	28	89	(1)	54	29	29
Stores, end of period	2,168	2,140		2,051	1,997	1,968

(1)
Includes two retail stores acquired through the merger with Providian Financial Corporation. These stores are not considered to be an integral component of Washington Mutual's retail banking franchise and were subsequently sold in April 2006.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Assets Under Management	$26,386	$25,310	$24,546	$23,348	$22,454

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Loan Volume
Home loans:
Adjustable rate	$21,200	$20,266	$26,607	$25,293	$22,947
Fixed rate	16,568	20,494	21,122	19,355	17,147
Specialty mortgage finance(1)	6,422	9,669	8,413	8,753	7,656
Total home loan volume	44,190	50,429	56,142	53,401	47,750
Home equity loans and lines of credit	7,306	9,118	10,828	10,888	8,887
Home construction loans(2)	493	479	370	258	245
Multi-family	2,034	2,595	2,580	2,459	2,121
Other real estate	716	419	465	371	345
Total loans secured by real estate	54,739	63,040	70,385	67,377	59,348
Consumer(3)	49	79	182	82	43
Commercial business	258	173	165	159	124
Total loan volume	$55,046	$63,292	$70,732	$67,618	$59,515
Loan Volume by Channel
Retail	$22,580	$27,676	$32,614	$30,565	$25,569
Wholesale	16,722	17,190	20,000	20,323	16,716
Purchased/correspondent	15,744	18,426	18,118	16,730	17,230
Total loan volume by channel	$55,046	$63,292	$70,732	$67,618	$59,515
Refinancing Activity(4)
Home loan refinancing	$23,756	$27,435	$29,084	$27,583	$28,641
Home equity loans and lines of credit and consumer	211	219	245	475	392
Home construction loans	17	12	17	13	10
Multi-family and other real estate	774	831	738	700	660
Total refinancing	$24,758	$28,497	$30,084	$28,771	$29,703
Home Loan Volume
Short-term adjustable-rate loans(5):
Option ARMs	$7,121	$11,699	$16,353	$19,564	$15,644
Other ARMs	2,943	1,222	1,237	367	974
Total short-term adjustable-rate loans	10,064	12,921	17,590	19,931	16,618
Medium-term adjustable-rate loans(6)	16,521	15,447	16,454	13,388	13,409
Fixed-rate loans	17,605	22,061	22,098	20,082	17,723
Total home loan volume	$44,190	$50,429	$56,142	$53,401	$47,750

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $266 million, $304 million, $466 million, $477 million and $563 million for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005.

(1)	Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)	Excludes credit card loan volume.
(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.
(5)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(6)	Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	December 31, 2005	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to March 31, 2006	2006	2005	2005	2005	2005
Loans by Product Type
Loans held in portfolio:
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(22)	$70,169	$70,191	$67,863	$66,533	$67,938
Other ARMs	1,115	15,781	14,666	12,956	10,903	10,462
Total short-term adjustable-rate loans	1,093	85,950	84,857	80,819	77,436	78,400
Medium-term adjustable-rate loans(3)	7,880	49,391	41,511	43,610	43,499	46,789
Fixed-rate loans	(262)	8,660	8,922	8,616	8,638	8,794
Total home loans(4)	8,711	144,001	135,290	133,045	129,573	133,983
Home equity loans and lines of credit	1,021	51,872	50,851	50,066	48,449	45,849
Home construction(5)	58	2,095	2,037	2,019	2,037	2,170
Multi-family	550	26,151	25,601	25,014	24,240	23,247
Other real estate	318	5,353	5,035	4,929	4,915	5,311
Total loans secured by real estate	10,658	229,472	218,814	215,073	209,214	210,560
Consumer:
Credit card	(137)	7,906	8,043	-	-	-
Other	(36)	602	638	669	703	747
Commercial business	(113)	2,024	2,137	2,452	2,820	2,807
Total loans held in portfolio(6)	10,372	240,004	229,632	218,194	212,737	214,114
Less: allowance for loan and lease losses	53	(1,642)	(1,695)	(1,264)	(1,243)	(1,280)
Total net loans held in portfolio	10,425	238,362	227,937	216,930	211,494	212,834
Loans held for sale(7)	(8,562)	25,020	33,582	48,018	51,122	41,197
Total net loans	$1,863	$263,382	$261,519	$264,948	$262,616	$254,031

(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)
The total amount by which the unpaid principal balance ("UPB") of Option ARM loans exceeded their original principal amount was $291 million at March 31, 2006, $157 million at December 31, 2005, $76 million at September 30, 2005, $34 million at June 30, 2005 and $20 million at March 31, 2005.

(3)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(4)
Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio. Specialty mortgage finance loans were $20.24 billion, $21.15 billion, $21.16 billion, $20.17 billion and $21.54 billion at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005.

(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Includes net unamortized deferred loan origination costs of $1.61 billion, $1.53 billion, $1.47 billion, $1.39 billion and $1.36 billion at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005.

(7)
Fair value of loans held for sale was $25.03 billion, $33.70 billion, $48.14 billion, $51.39 billion and $41.38 billion as of March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from		Weighted		Weighted		Weighted
	Dec. 31, 2005		Average		Average		Average
	to March 31, 2006	Mar. 31, 2006	Coupon Rate	Dec. 31, 2005	Coupon Rate	Mar. 31, 2005	Coupon Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(22)	$70,169	6.34%	$70,191	5.87%	$67,938	4.60%
Other ARMs	1,115	15,781	6.64	14,666	6.44	10,462	6.34
Total short-term adjustable-rate loans	1,093	85,950	6.39	84,857	5.97	78,400	4.83
Medium-term adjustable-rate loans(2)	7,880	49,391	5.61	41,511	5.58	46,789	5.53
Fixed-rate loans	(262)	8,660	6.54	8,922	6.56	8,794	6.67
Total home loans held in portfolio	8,711	144,001	6.13	135,290	5.89	133,983	5.20
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	69	37,181	7.79	37,112	7.26	35,359	5.69
Fixed-rate loans	952	14,691	6.69	13,739	6.56	10,490	6.34
Total home equity loans and lines of credit	1,021	51,872	7.48	50,851	7.07	45,849	5.84
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(23)	9,506	6.13	9,529	5.74	8,253	4.55
Other ARMs	(126)	6,280	6.27	6,406	5.92	6,062	4.82
Total short-term adjustable-rate loans	(149)	15,786	6.19	15,935	5.81	14,315	4.66
Medium-term adjustable-rate loans(2)	673	8,791	5.35	8,118	5.29	7,368	5.28
Fixed-rate loans	26	1,574	6.51	1,548	6.59	1,564	6.80
Total multi-family loans held in portfolio	550	26,151	5.93	25,601	5.69	23,247	5.00
Total selected loans held in portfolio secured by real estate(3)	10,282	222,024	6.42	211,742	6.15	203,079	5.32
Loans held for sale(4)	(8,085)	24,843	6.53	32,928	6.15	41,003	5.11
Total selected loans secured by real estate	2,197	246,867	6.44	244,670	6.15	244,082	5.28
MBS(5):
Short-term adjustable-rate MBS(1)	798	8,763	5.13	7,965	4.88	11,558	3.95
Medium-term adjustable-rate MBS(2)	(484)	4,020	4.93	4,504	4.97	991	4.45
Fixed-rate MBS	426	8,605	5.21	8,179	5.11	3,185	5.22
Total MBS(6)	740	21,388	5.13	20,648	4.99	15,734	4.24
Total selected loans secured by real estate and MBS	$2,937	$268,255	6.33	$265,318	6.06	$259,816	5.22

(1)	Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.
(3)
At March 31, 2006, December 31, 2005 and March 31, 2005, the adjustable-rate loans with lifetime caps were $193.55 billion, $184.87 billion and $179.59 billion with a lifetime weighted average cap rate of 12.16%, 12.25% and 12.31%.

(4)	Excludes credit card and student loans.
(5)	Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6)
At March 31, 2006, December 31, 2005 and March 31, 2005, the par value of adjustable-rate MBS with lifetime caps were $12.92 billion, $12.46 billion and $12.47 billion with a lifetime weighted average cap rate of 10.36%, 10.31% and 10.18%.

Dec. 31, 2005
to March 31, 2006
Rollforward of Loans Held for Sale
Balance, beginning of period	$33,582
Mortgage loans originated, purchased and transferred from held in portfolio	28,912
Mortgage loans transferred to held in portfolio	(2,009)
Mortgage loans sold and other	(34,987)
Net change in consumer loans held for sale	(478)
Balance, end of period	$25,020

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$135,290
Loans originated, purchased and transferred from held for sale	18,350
Loan payments, transferred to held for sale and other	(9,639)
Balance, end of period	$144,001

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended

		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Gain from home mortgage loans and originated mortgage-backed securities,(2)
net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities	$157	$213	$206	$250	$181
Revaluation gain (loss) from derivatives economically hedging loans held for sale	52	25	73	(79)	80
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	209	238	279	171	261
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	572	544	534	523	510
Change in MSR fair value due to payments on loans and other(1)	(409)	(483)	(480)	(404)	(362)
Net mortgage loan servicing revenue	163	61	54	119	148
Change in MSR fair value due to valuation inputs or assumptions(1)	413	805	1,193	(1,224)	764
Revaluation gain (loss) from derivatives economically hedging MSR (1)	(522)	(654)	(810)	1,047	(398)
Home mortgage loan servicing revenue (expense), net of MSR valuation
changes and derivative risk management instruments	54	212	437	(58)	514
Total revenue from sales and servicing of home mortgage loans	$263	450	716	113	775
Reconciliation from pro forma to GAAP results:(1)
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value		(39)	(10)	(3)	(5)
Other		7	4	4	5
Total GAAP revenue from sales and servicing of home mortgage loans		$418	$710	$114	$775

(1)
The results for the quarter ended March 31, 2006 reflect the adoption of the fair value measurement method of accounting for mortgage servicing rights ("MSR") permitted by Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets, an amendment to FASB Statement No. 140 ("Statement"). The Company has adopted the Statement effective January 1, 2006, and the retrospective application of this Statement to prior periods is not permitted. Management believes that due to the significant differences between the fair value measurement method and the amortization method of accounting for MSR, comparative information prepared on a similar basis of accounting is valuable to users of this financial information. The quarterly information for 2005 is a non-GAAP measure, and incorporates the following assumptions: 1) the fair value measurement method of accounting for MSR was in effect during 2005, 2) MSR are initially capitalized at fair value instead of allocated book value, and 3) the change in value of available-for-sale securities that were on the balance sheet at December 31, 2005 and designated as MSR risk management instruments are reported as revaluation gain (loss) on trading securities. A reconciliation of the non-GAAP amounts to the previously disclosed GAAP results has been provided.

(2)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(3)
Includes late charges, prepayment fees and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors compared to what is collected from the borrowers upon payoff).

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended

		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
MSR Risk Management:
Change in MSR fair value due to valuation inputs or assumptions(1)	$413	$805	$1,193	$(1,224)	$764
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	(522)	(654)	(810)	1,047	(398)
Revaluation gain (loss) from certain trading securities(1)	(42)	(165)	(219)	259	(109)
Gain (loss) from certain available-for-sale securities	-	-	-	26	(44)
Total gain (loss) on MSR risk management instruments	(564)	(819)	(1,029)	1,332	(551)
Total MSR risk management	$(151)	$(14)	$164	$108	$213
Reconciliation from pro forma to GAAP results:(1)
Revaluation gain (loss) from certain trading securities		$(165)	$(219)	$259	$(109)
Add back: Decrease in value of trading securities assumed transferred
from the available-for-sale-securities portfolio		8	2	-	-
Total GAAP impact of MSR risk management trading securities		$(157)	$(217)	$259	$(109)

(1)	Refer to footnote (1) on table WM-12.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,		Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006		2005	2005	2005	2005
Rollforward of Mortgage Servicing Rights(1)(2)
Balance, beginning of period	$8,041		$7,042	$5,730	$6,802	$5,906
Home loans:
Additions	633		703	605	555	490
Changes in MSR fair value due to valuation inputs or
assumptions	413		-	-	-	-
Payments on loans and other	(409)		-	-	-	-
Fair value basis adjustment(3)	57		-	-	-	-
Amortization	-		(482)	(555)	(564)	(570)
(Impairment) reversal	-		353	413	(250)	427
Statement No. 133 MSR accounting valuation adjustments	-		419	849	(813)	545
Net change in commercial real estate MSR	1		6	-	-	4
Balance, end of period	$8,736		$8,041	$7,042	$5,730	$6,802
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$914		$1,312	$1,746	$1,513	$1,981
Impairment (reversal)	-		(353)	(413)	250	(427)
Other-than-temporary impairment	-		(43)	(18)	(11)	(34)
Other	(914	)(3)	(2)	(3)	(6)	(7)
Balance, end of period	$-		$914	$1,312	$1,746	$1,513
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$563,208		$547,578	$543,324	$542,797	$540,392
Home loans:
Additions	35,026		51,642	43,418	36,174	34,533
Loan payments and other	(29,063)		(37,245)	(39,005)	(35,689)	(32,861)
Net change in commercial real estate loans serviced for others	330		1,233	(159)	42	733
Balance, end of period	$569,501		$563,208	$547,578	$543,324	$542,797

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Total Servicing Portfolio
Mortgage loans serviced for others	$569,501	$563,208	$547,578	$543,324	$542,797
Consumer loans serviced for others	11,822	11,014	-	-	-
Servicing on retained MBS without MSR	1,334	1,404	1,487	1,592	1,702
Servicing on owned loans	245,469	242,114	245,165	243,494	233,738
Subservicing portfolio	588	629	749	825	421
Total servicing portfolio	$828,714	$818,369	$794,979	$789,235	$778,658

	March 31, 2006
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Government	$44,452	46
Agency	329,780	32
Private	164,518	44
Specialty home loans	30,751	50
Total mortgage loans serviced for others(4)	$569,501	37

(1)	Net of valuation allowance for all periods in 2005.
(2)	MSR as a percentage of loans serviced for others was 1.53%, 1.43%, 1.29%, 1.05% and 1.25% at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005.
(3)
The Company adopted Statement No. 156, Accounting for Servicing of Financial Assets, on January 1, 2006, and elected to measure mortgage servicing assets at fair value. In accordance with this Statement, this new accounting principle has been applied prospectively to all new and existing mortgage servicing assets. Upon adoption of the fair value election, the valuation allowance was written off against the recorded value of the MSR, and the $57 million difference between the net carrying value and fair value was recorded as an increase to the basis of the Company's mortgage servicing rights.

(4)	Weighted average coupon rate (annualized) was 5.98% at March 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,695	$1,264	$1,243	$1,280	$1,301
Allowance transferred to loans held for sale	(30)	(241)	-	(29)	-
Allowance acquired through business combinations	-	592	-	-	-
Provision for loan and lease losses	82	217	52	31	16
	1,747	1,832	1,295	1,282	1,317
Loans charged off:
Loans secured by real estate:
Home	(11)	(7)	(9)	(11)	(11)
Specialty mortgage finance(1)	(20)	(14)	(15)	(11)	(10)
Total home loans charged off	(31)	(21)	(24)	(22)	(21)
Home equity loans and lines of credit	(5)	(6)	(10)	(8)	(5)
Home construction(2)	-	-	-	(2)	-
Multi-family	-	-	-	(1)	-
Other real estate	(3)	(1)	(4)	(2)	(1)
Total loans secured by real estate	(39)	(28)	(38)	(35)	(27)
Consumer:
Credit card	(63)	(138)	-	-	-
Other	(7)	(8)	(8)	(9)	(13)
Commercial business	(8)	(16)	(4)	(8)	(6)
Total loans charged off	(117)	(190)	(50)	(52)	(46)
Recoveries of loans previously charged off:
Loans secured by real estate:
Specialty mortgage finance(1)	1	1	1	1	1
Home equity loans and lines of credit	1	7	1	1	-
Multi-family	-	-	2	-	-
Other real estate	1	-	8	3	1
Total loans secured by real estate	3	8	12	5	2
Consumer:
Credit card	4	40	-	-	-
Other	4	3	5	6	5
Commercial business	1	2	2	2	2
Total recoveries of loans previously charged off	12	53	19	13	9
Net charge-offs	(105)	(137)	(31)	(39)	(37)
Balance, end of quarter	$1,642	$1,695	$1,264	$1,243	$1,280

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.18%	0.24%	0.06%	0.07%	0.07%
Allowance as a percentage of total loans held in portfolio	0.68	0.74	0.58	0.58	0.60

(1)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2006	2005	2005	2005	2005
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$490	$565	$472	$495	$495
Specialty mortgage finance(2)	1,012	872	755	692	734
Total home nonaccrual loans	1,502	1,437	1,227	1,187	1,229
Home equity loans and lines of credit	92	88	68	67	74
Home construction(3)	15	10	10	11	25
Multi-family	21	25	18	15	15
Other real estate	69	70	69	116	159
Total nonaccrual loans secured by real estate	1,699	1,630	1,392	1,396	1,502
Consumer	6	8	8	8	8
Commercial business	26	48	65	59	59
Total nonaccrual loans held in portfolio	1,731	1,686	1,465	1,463	1,569
Foreclosed assets	309	276	256	256	264
Total nonperforming assets	$2,040	$1,962	$1,721	$1,719	$1,833
As a percentage of total assets	0.59%	0.57%	0.52%	0.53%	0.57%
Restructured loans	$21	$22	$25	$25	$27
Total nonperforming assets and restructured loans	$2,061	$1,984	$1,746	$1,744	$1,860

(1)
Excludes nonaccrual loans held for sale of $201 million at March 31, 2006. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $245 million, $152 million, $108 million and $112 million at December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005. Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(3)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.